[KILLMAN, MURRELL & COMPANY, P.C LETTERHEAD]


                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation of our reports dated March 11, 1998, which are incorporated in this Registration on Form S-8, dated
December 18, 1998, of of Lincoln Heritage Corporation.


                                         /s/ Killman, Murrell & Company, P.C.
                                         Killman, Murrell & Company, P.C.
                                         December 18, 1998